UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

Cloud Peak Energy Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On March 25, 2015, Colin Marshall, President and Chief Executive Officer of Cloud Peak Energy Inc., will speak at the Scotia Howard Weil 2015 Energy Conference in New Orleans, Louisiana.  Mr. Marshall’s related written presentation is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith.

99.1                        Furnished Scotia Howard Weil 2015 Energy Conference Presentation dated March 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 25, 2015	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Furnished Scotia Howard Weil 2015 Energy Conference Presentation dated March 25, 2015